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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    April 28, 2003

SANCHEZ COMPUTER ASSOCIATES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	0-21705 (Commission File Number)	23-2161560 (I.R.S. Employer Identification No.)
40 Valley Stream Parkway, Malvern, PA 19355 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (610) 296-8877

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (a)
  Financial Statements.

          None

  (b)
  Pro Forma Financial Information.

          None

  (c)
  Exhibits

          99.1    Press Release dated April 28, 2003

Item 9. Regulation FD Disclosure (pursuant to Item 12)

        The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

        On April 28, 2003, Sanchez Computer Associates, Inc. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 30, 2003	SANCHEZ COMPUTER ASSOCIATES, INC.
	By:	/s/ TODD A. PITTMAN Todd A. Pittman, Sr. Vice President and Chief Financial Officer

EXHIBIT INDEX

DOCUMENT
99.1	Press Release dated April 28, 2003

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 9. Regulation FD Disclosure (pursuant to Item 12)